ABERDEEN FUNDS

Aberdeen U.S. Short Duration High Yield Municipal Fund

(the “Fund”)

Supplement dated December 18, 2020 to the Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2020, as supplemented to date

(the “February 2020 Prospectus and SAI”)

Effective December 18, 2020, the Aberdeen Short Duration High Yield Municipal Fund added Class C shares as set forth in a separate prospectus and statement of additional information dated December 18, 2020 (the “December 2020 Prospectus and SAI”).  The Aberdeen Short Duration High Yield Municipal Fund is currently offered pursuant to the December 2020 Prospectus and SAI.  All references to, and information with respect to, the Aberdeen Short Duration High Yield Municipal Fund are hereby deleted from the February 2020 Prospectus and SAI.

This supplement is dated December 18, 2020.

Please retain this Supplement for future reference.